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                                                                    EXHIBIT 99.3



CINGULAR WIRELESS LLC INCOME STATEMENT - amounts in millions (UNAUDITED)

                                                                         QUARTER ENDED                          YEAR TO DATE
                                                               ---------------------------------      -----------------------------
                                                               3/31/2003   3/31/2002    % CHANGE      3/31/2003  3/31/2002 % CHANGE
                                                               ---------   ---------    --------      ---------  ---------  -------

Operating Revenues
       Service Revenues                                         $ 3,346     $ 3,316        0.9%       $ 3,346     $ 3,316    0.9%
       Equipment Sales                                              244         227        7.5%           244         227    7.5%
                                                                -------     -------                   -------     -------
            Total Operating Revenues                              3,590       3,543        1.3%         3,590       3,543    1.3%
Operating Expenses
       Cost of Services                                             773         723        6.9%           773         723    6.9%
       Cost of Equipment Sales                                      396         404       (2.0)%          396         404   (2.0)%
       Selling, General and Administrative                        1,217       1,299       (6.3)%        1,217       1,299   (6.3)%
       Depreciation and Amortization                                488         450        8.4%           488         450    8.4%
                                                                -------     -------                   -------     -------
            Total Operating Expenses                              2,874       2,876       (0.1%)        2,874       2,876   (0.1)%
                                                                -------     -------                   -------     -------
Operating Income                                                    716         667        7.3%           716         667    7.3%
Interest Expense                                                    225         225        0.0%           225         225    0.0%
Minority Interest Expense                                            24          31      (22.6)%           24          31  (22.6)%
Equity in Net Income (Loss) of Affiliates                           (72)        (58)      24.1%           (72)        (58)  24.1%
Other Income (Expense), net                                          26          19       36.8%            26          19   36.8%
                                                                -------     -------                   -------     -------
Income before Income Tax and Cumulative Effect of Acctng Chg        421         372       13.2%           421         372   13.2%



SELECTED FINANCIAL AND OPERATING DATA FOR CINGULAR WIRELESS LLC


                                                                         QUARTER ENDED                     YEAR TO DATE
                                                              ----------------------------------    -------------------------------
                                                              3/31/2003    3/31/2002   % CHANGE    3/31/2003   3/31/2002   % CHANGE
                                                              ---------    ---------   --------    ---------   ---------   --------
(Amounts in millions, except customer data in 000s)
EBITDA(1)                                                       $ 1,204     $ 1,117        7.8%     $ 1,204     $ 1,117     7.8%
EBITDA margin(2)                                                   36.0%       33.7%                   36.0%       33.7%
Total Cellular/PCS Customers(3)                                  22,114      21,830        1.3%      22,114      21,830     1.3%
Net Customer Additions - Cellular/PCS                               189         234      (19.0)%        189         234   (19.0)%
Partitioned Customers and/or Adjustments                             --           1                      --           1
Churn - Cellular/PCS(4)                                             2.6%        2.9%       -30BP        2.6%        2.9%    -30BP
Service ARPU - Cellular/PCS(5)                                  $ 50.04     $ 50.44       (0.8)%    $ 50.04     $ 50.44    (0.8)%
Subscriber ARPU - Cellular/PCS(6)                               $ 47.38     $ 47.35        0.1%     $ 47.38     $ 47.35     0.1%
Minutes Of Use Per Cellular/PCS Subscriber                          405         355       14.1%         405         355    14.1%
Licensed POPs - Cellular/PCS(7)                                     235         219                     235         219
Penetration - Cellular/PCS(8)                                      10.0%       11.1%                   10.0%       11.1%
Total Cingular Interactive Customers                                835         765        9.2%         835         765     9.2%
Net Customer Additions - Cingular Interactive                        17          31      (44.2)%         17          31   (44.2)%
Total Capital Investments(9)                                        401         455      (11.9)%        401         455   (11.9)%



RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

                                                                        QUARTER ENDED                       YEAR TO DATE
                                                               -------------------------------      ------------------------------
                                                               3/31/2003   3/31/2002  % CHANGE      3/31/2003  3/31/2002  % CHANGE
                                                               ---------   ---------  --------      ---------  ---------  --------

Operating Income                                                    716         667      7.3%           716       667        7.3%
Plus:  Depreciation and Amortization                                488         450      8.4%           488       450        8.4%
                                                                -------     -------                 -------   -------
EBITDA                                                          $ 1,204     $ 1,117      7.8%       $ 1,204   $ 1,117        7.8%

Capital Expenditures                                                327         346     (5.5)%          327       346       (5.5%)
Plus:  Capital Investments in Equity Affiliates                      74         109    (32.1)%           74       109      (32.1)%
                                                                -------     -------                 -------   -------
TOTAL CAPITAL INVESTMENTS                                       $   401     $   455    (11.9)%      $   401   $   455      (11.9)%

Investments in and Advances to Equity Affiliates                     74         111    (33.3)%           74       111      (33.3)%
Less:  Dividends Received from Equity Affiliates                     --          --                      --        --
Less:  Advances to Salmon                                            --           2   (100.0)%           --         2     (100.0)%
Less:  Repayments on Advances from Salmon                            --          --                                --         --
                                                                -------     -------                 -------   -------
CAPITAL INVESTMENTS IN EQUITY AFFILIATES                        $    74     $   109    (32.1)%      $    74   $   109      (32.1)%



Notes:

(1) EBITDA is defined as operating income plus depreciation and amortization. Management believes EBITDA is a widely accepted indicator of our ability to incur and service debt and make capital expenditures. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles.
(2)      EBITDA margin is defined as EBITDA divided by service revenues only.
(3) Cellular/PCS subscribers include customers served through reseller agreements.
(4) Cellular/PCS subscriber churn is calculated by dividing the aggregate number of cellular/PCS subscribers who cancel service during each month in a period by the total number of cellular/PCS subscribers at the beginning of each month in that period.
(5) Service ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS subscribers during the period.
(6) Subscriber ARPU is defined as cellular/PCS subscriber revenues during the period divided by average cellular/PCS subscribers during the period.
(7) Licensed POPs refers to the number of people residing in areas where we and our partners, Salmon and T-Mobile USA, Inc., have licenses to provide cellular or PCS service, including the New York City metropolitan area, and in areas where we have not yet commenced service, such as the Salt Lake City area.
(8) Penetration calculation is based upon licensed operational POPs. The New York City metropolitan area is included in the penetration calculation, beginning in the third quarter of 2002.
(9) Total capital investments includes capital expenditures made by Cingular and the cash/capital expenditures contributed to the jointly-controlled network infrastructure venture with T-Mobile USA, Inc.

CINGULAR WIRELESS LLC INCOME STATEMENT - amounts in millions (unaudited)



                                                                    3/31/2001      6/30/2001       9/30/2001       12/31/2001
                                                                    ---------      ---------       ---------       ----------
Operating Revenues
      Service Revenues                                              $ 3,012         $ 3,280         $ 3,413         $ 3,364
      Equipment Sales                                                   262             256             250             271
                                                                    -------         -------         -------         -------
           Total Operating Revenues                                   3,274           3,536           3,663           3,635
Operating Expenses
      Cost of Services                                                  604             688             745             715
      Cost of Equipment Sales                                           437             420             376             419
      Selling, General and Administrative                             1,271           1,195           1,316           1,453
      Depreciation and Amortization                                     451             475             496             499
                                                                    -------         -------         -------         -------
           Total Operating Expenses                                   2,763           2,778           2,933           3,086
                                                                    -------         -------         -------         -------
Operating Income                                                        511             758             730             549
Interest Expense                                                        198             201             195             228
Minority Interest Expense                                                35              39              29              19
Equity in Net Income (Loss) of Affiliates                                (6)             (9)            (11)            (42)
Other Income (Expense), net                                              89              15              42              18
                                                                    -------         -------         -------         -------
Income before Income Tax and Cumulative Effect of Acctng Chg            361             524             537             278


                                                                     3/31/2002  6/30/2002  9/30/2002    12/31/2002   3/31/2003
                                                                     ---------  ---------  ---------    ----------   ---------
Operating Revenues
      Service Revenues                                               $ 3,316    $ 3,492    $ 3,525         $ 3,413     $ 3,346
      Equipment Sales                                                    227        256        254             244         244
                                                                     -------    -------    -------         -------     -------
           Total Operating Revenues                                    3,543      3,748      3,779           3,657       3,590
Operating Expenses
      Cost of Services                                                   723        788        887             997         773
      Cost of Equipment Sales                                            404        408        362             361         396
      Selling, General and Administrative                              1,299      1,375      1,436           1,316       1,217
      Depreciation and Amortization                                      450        455        478             467         488
                                                                     -------    -------    -------         -------     -------
           Total Operating Expenses                                    2,876      3,026      3,163           3,141       2,874
                                                                     -------    -------    -------         -------     -------
Operating Income                                                         667        722        616             516         716
Interest Expense                                                         225        221        233             232         225
Minority Interest Expense                                                 31         34         27              31          24
Equity in Net Income (Loss) of Affiliates                                (58)       (67)       (64)            (76)        (72)
Other Income (Expense), net                                               19         (1)         4               7          26
                                                                     -------    -------    -------         -------     -------
Income before Income Tax and Cumulative Effect of Acctng Chg             372        399        296             184         421

SELECTED FINANCIAL AND OPERATING DATA FOR CINGULAR WIRELESS LLC


                                                               3/31/2001    6/30/2001     9/30/2001   12/31/2001   3/31/2002
                                                               ---------    ---------     ---------   ----------   ---------
(Amounts in millions, except customer data in 000s)
EBITDA(1)                                                        $   962      $ 1,233      $ 1,226      $ 1,048      $ 1,117
EBITDA margin(2)                                                    31.9%        37.6%        35.9%        31.2%        33.7%
Total Cellular/PCS Customers(3)                                   19,968       20,645       21,279       21,596       21,830
Net Customer Additions - Cellular/PCS                                825          678           92          325          234
Partitioned Customers and/or Adjustments                              12           18           34            8            1
Churn - Cellular/PCS(4)                                              2.7%         2.5%         3.1%         3.1%         2.9%
Service ARPU - Cellular/PCS(5)                                   $ 50.82      $ 52.87      $ 53.66      $ 51.63      $ 50.44
Subscriber ARPU - Cellular/PCS(6)                                $ 45.93      $ 48.10      $ 48.82      $ 47.72      $ 47.35
Minutes Of Use Per Cellular/PCS Subscriber                           258          300          322          352          355
Licensed POPs - Cellular/PCS(7)                                      188          207          211          219          219
Penetration - Cellular/PCS (8)                                      10.6%        11.0%        11.1%        10.9%        11.1%
Total Cingular Interactive Customers                                 657          689          697          733          765
Net Customer Additions - Cingular Interactive                         84           32            8           37           31
Total Capital Investments(9)                                         387          594          707        1,676          455


                                                                  6/30/2002   9/30/2002    12/31/2002    3/31/2003
                                                                  ---------   ---------    ----------    ---------
(Amounts in millions, except customer data in 000s)
EBITDA(1)                                                          $ 1,177      $ 1,094      $   983      $ 1,204
EBITDA margin(2)                                                      33.7%        31.0%        28.8%        36.0%
Total Cellular/PCS Customers(3)                                     22,183       22,076       21,925       22,114
Net Customer Additions - Cellular/PCS                                  353         (107)        (121)         189
Partitioned Customers and/or Adjustments                                --           --           31           --
Churn - Cellular/PCS(4)                                                2.7%         3.0%         2.7%         2.6%
Service ARPU - Cellular/PCS (5)                                    $ 52.11      $ 52.17      $ 51.13      $ 50.04
Subscriber ARPU - Cellular/PCS(6)                                  $ 48.71      $ 48.84      $ 48.38      $ 47.38
Minutes Of Use Per Cellular/PCS Subscriber                             398          399          406          405
Licensed POPs - Cellular/PCS(7)                                        219          219          219          235
Penetration - Cellular/PCS(8)                                         11.2%        10.2%        10.1%        10.0%
Total Cingular Interactive Customers                                   788          801          817          835
Net Customer Additions - Cingular Interactive                           23           14           16           17
Total Capital Investments(9)                                           906        1,263        1,310          401

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES


                                                                 3/31/2001   6/30/2001    9/30/2001    12/31/2001    3/31/2002
                                                                 ---------   ---------    ---------    ----------    ---------

Operating Income                                                     511          758          730          549          667
Plus:  Depreciation and Amortization                                 451          475          496          499          450
                                                                 -------      -------      -------      -------      -------
EBITDA(1)                                                        $   962      $ 1,233      $ 1,226      $ 1,048      $ 1,117

Capital Expenditures                                                 387          594          707        1,468          346
Plus:  Capital Investments in Equity Affiliates                       --           --           --          208          109
                                                                 -------      -------      -------      -------      -------
TOTAL CAPITAL INVESTMENTS                                        $   387      $   594      $   707      $ 1,676      $   455

Investments in and Advances to Equity Affiliates                     232           --            3          350          111
Less:  Dividends Received from Equity Affiliates                      --           --           --           (7)          --
Less:  Advances to Salmon                                            232           --            3          196            2
Less:  Repayments on Advances from Salmon                             --           --           --          (47)          --
                                                                 -------      -------      -------      -------      -------
CAPITAL INVESTMENTS IN EQUITY AFFILIATES                         $     0      $     0      $     0      $   208      $   109

                                                                 6/30/2002     9/30/2002   12/31/2002    3/31/2003
                                                                 ---------     ---------   ----------    ---------
Operating Income                                                      722          616          516          716
Plus:  Depreciation and Amortization                                  455          478          467          488
                                                                  -------      -------      -------      -------
EBITDA(1)                                                         $ 1,177      $ 1,094      $   983      $ 1,204

Capital Expenditures                                                  668          828        1,243          327
Plus:  Capital Investments in Equity Affiliates                       238          435           67           74
                                                                  -------      -------      -------      -------
TOTAL CAPITAL INVESTMENTS(4)                                      $   906      $ 1,263      $ 1,310      $   401

Investments in and Advances to Equity Affiliates                     (115)         439           15           74
Less:  Dividends Received from Equity Affiliates                       (1)          (2)          --           --
Less:  Advances to Salmon                                               6            6           11           --
Less:  Repayments on Advances from Salmon                            (358)          --          (63)          --
                                                                  -------      -------      -------      -------
CAPITAL INVESTMENTS IN EQUITY AFFILIATES                          $   238      $   435      $    67      $    74

Notes:

(1) EBITDA is defined as operating income plus depreciation and amortization. Management believes EBITDA is a widely accepted indicator of our ability to incur and service debt and make capital expenditures. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles.
(2)      EBITDA margin is defined as EBITDA divided by service revenues only.
(3) Cellular/PCS subscribers include customers served through reseller agreements.
(4) Cellular/PCS subscriber churn is calculated by dividing the aggregate number of cellular/PCS subscribers who cancel service during each month in a period by the total number of cellular/PCS subscribers at the beginning of each month in that period.
(5) Service ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS subscribers during the period.
(6) Subscriber ARPU is defined as cellular/PCS subscriber revenues during the period divided by average cellular/PCS subscribers during the period.
(7) Licensed POPs refers to the number of people residing in areas where we and our partners, Salmon and T-Mobile USA, Inc., have licenses to provide cellular or PCS service, including the New York City metropolitan area, and in areas where we have not yet commenced service, such as the Salt Lake City area.
(8) Penetration calculation is based upon licensed operational POPs. The New York City metropolitan area is included in the penetration calculation, beginning in the third quarter of 2002.
(9) Total capital investments includes capital expenditures made by Cingular and the cash/capital expenditures contributed to the jointly-controlled network infrastructure venture with T-Mobile, USA Inc.

CINGULAR WIRELESS LLC
CONSOLIDATED BALANCE SHEET (IN MILLIONS)

Unaudited


                                                                         AS OF          AS OF
                                                                       3/31/2003      12/31/2002     INCR(DECR)       % + / -
                                                                       ---------      ----------     ----------       -------
                                                                                      (audited)
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                               1,358             908           450           49.6%
 Accounts receivable - net of allowances for
  uncollectibles                                                         1,371           1,520          (149)          -9.8%
 Inventory                                                                 112             126           (14)         -11.1%
 Prepaid expenses and other current assets                                 217             177            40           22.6%
                                                                        ------          ------          ----
  Total current assets                                                   3,058           2,731           327           12.0%

PROPERTY, PLANT AND EQUIPMENT - NET                                     10,037          10,146          (109)          -1.1%
INTANGIBLE ASSETS - NET                                                  8,867           8,538           329            3.9%
OTHER ASSETS                                                             2,290           2,707          (417)         -15.4%
                                                                        ------          ------          ----
   TOTAL ASSETS                                                         24,252          24,122           130            0.5%
                                                                        ======          ======          ====

LIABILITIES AND MEMBERS' CAPITAL
CURRENT LIABILITIES
 Debt maturing within one year                                              45              45             0            0.0%
 Accounts payable and accrued liabilities                                2,393           2,742          (349)         -12.7%
                                                                        ------          ------          ----
  Total current liabilities                                              2,438           2,787          (349)         -12.5%

LONG-TERM DEBT TO AFFILIATES                                             9,678           9,678             0            0.0%
LONG-TERM DEBT TO EXTERNAL PARTIES                                       2,885           2,868            17            0.6%
                                                                        ------          ------          ----
  Total Long-Term Debt                                                  12,563          12,546            17            0.1%

OTHER NONCURRENT LIABILITIES                                               695             681            14            2.1%
MINORITY INTERESTS IN CONSOLIDATED PARTNERSHIPS                            610             567            43            7.6%
MEMBERS' CAPITAL                                                         7,946           7,541           405            5.4%
                                                                        ------          ------          ----
   TOTAL LIABILITIES AND MEMBERS' CAPITAL                               24,252          24,122           130            0.5%
                                                                        ======          ======          ====